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                                                                    EXHIBIT 23.2

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated July 31, 2000, included in the Oil States International, Inc. Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                            /s/ ARTHUR ANDERSEN LLP

Dallas, Texas
March 28, 2001